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                              REVOLVING PROMISSORY NOTE

$7,500,000                                                  Richfield, Minnesota
                                                                January 29, 1997

    FOR VALUE RECEIVED, on May 31, 1998, the undersigned promises to pay to the order of Richfield Bank & Trust Co. (the "Bank") at the Bank's office in Richfield, Minnesota, or at such other place as the holder hereof may designate from time to time, the principal sum of (i) $7,500,000, or (ii) the aggregate unpaid principal amount of all advances of credit made by the Bank to the undersigned pursuant to Section 2.01 or Section 2.07 of that certain Loan Agreement of even date herewith, by and between the undersigned, Yale T. Dolginow and the Bank, as it may be amended from time to time (the "Agreement"), whichever is less, plus interest thereon from the date of each advance in whole or in part included in such amount, computed on the basis of the actual number of days elapsed in a 360-day year, at an annual rate that shall always be one half of one percent (0.50%) in excess of the Bank's Base Rate and that shall change when and as said Base Rate shall change. Interest is payable on the earlier of the 30th or last day of each month commencing February 28, 1997, and at maturity. The term "Base Rate" means the rate publicly announced by the Bank from time to time as its Base Rate; the Bank may lend to its customers at rates that are at, above or below the Base Rate. Notwithstanding the foregoing, if the transaction evidenced by this Note is described in Minnesota Statutes
Section 334.01, Subdivision 2, any principal and interest past due more than 10 days shall bear interest from the date due until paid at 2% per annum in excess of the rate otherwise then in effect, which rate shall continue to vary based on further changes in the Base Rate.

    All or any part of the unpaid balance of this Note may be prepaid at any time without penalty. Amounts may be readvanced hereunder in accordance with the terms of the Agreement, provided the principal balance outstanding shall not exceed the amount first above written. The undersigned represents, certifies and agrees that all advances and readvances under this Note shall be used solely for those business purposes permitted under the Agreement.

    In the event of any default in the payment of this Note or the occurrence of an Event of Default under the terms of the Agreement or any of the "Loan Documents" (as defined therein), or in any other note, obligation, agreement, mortgage or writing heretofore, herewith or hereafter given to or acquired by the holder of this Note to which any maker, endorser, guarantor or surety of this Note or any other person providing security for this Note or for any guaranty for this Note is a party; then in any such event the holder of this Note may, at its option, declare this Note to be immediately due and payable and thereupon this Note shall become due and payable for the entire unpaid principal balance of this Note plus accrued interest and other charges on this Note without any presentment, demand, protest or other notice of any kind.

    The undersigned and each endorser, guarantor and surety hereof jointly and severally agree to pay this Note; guarantee payment hereof; waive demand, presentment, protest, notice of protest, notice of dishonor and notice of nonpayment of this Note; consent to any extensions and renewals hereof without notice; consent to the release of any of them by the holder hereof with or without consideration or notice; exonerate the holder hereof from all duty and obligation to make demand on



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anyone for payment of any collateral now or hereafter securing this Note or to give notice to anyone of nonpayment thereof or to collect or sell the same; consent to the extension, renewal, exchange, surrender or release of any such collateral by the holder hereof with or without consideration or notice; agree that no act, omission or thing, except full payment of this Note, which but for this provision could act as a release or impairment of their liability, shall in any way release, impair or affect the liability of any of them; agree that when or at any time after this Note becomes due the holder of this Note may offset or charge the full amount owing on this Note against any account then maintained by any of them with the holder of this Note without notice; agree to pay on demand all costs and expenses of the holder of this Note in connection with the enforcement of this Note and any security and guaranties for this Note, including without limitation reasonable attorneys' fees, plus interest on such amounts at the rate set forth in this Note; and consent to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related in any way to this Note or any security or guaranty of this Note, waive any argument that venue in such forum is not convenient, and agree that any litigation initiated by any of them against the Bank or any other holder of this Note relating in any way to this Note or any security or guaranty for this Note shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division. Interest on any amount under this Note shall continue to accrue, at the option of the holder of this Note, until such holder receives final payment of such amount in collected funds in form and substance acceptable to such holder.

    No waiver of any right or remedy hereunder shall be valid unless in writing executed by the holder hereof, and any such waiver shall be effective only in the specific instance and for the specific purpose given. All rights and remedies of the holder of this Note are cumulative and may be exercised singly, concurrently or successively. This Note shall be governed by and construed in accordance with the laws of the United States of America and the State of Minnesota.

                             PAPER WAREHOUSE, INC.


                             By /s/ Yale T. Dolginow
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                             Title President
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